                                  EXHIBIT 10.7

                               FIRST AMENDMENT TO
                           TRANCHE B CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO TRANCHE B CREDIT AGREEMENT (this "First Amendment") is entered into as of December 18, 1998 by and among DOUBLETREE CORPORATION, a Delaware corporation ("Doubletree"), PROMUS HOTELS, INC., a Delaware corporation ("PHI"--hereinafter Doubletree and PHI are sometimes individually referred to as a "Borrower" or collectively referred to as the "Borrowers"), PROMUS HOTEL CORPORATION, a Delaware corporation (the "Parent Company"), PROMUS OPERATING COMPANY, INC., a Delaware corporation ("Old PHC"--hereinafter the Parent Company and Old PHC are sometimes individually referred to as a "Guarantor" or collectively referred to as "Guarantors"; the Guarantors, together with the Borrowers, hereinafter are sometimes individually referred to as a "Credit Party" or collectively referred to as "Credit Parties"), the several lenders identified on the signature pages hereto (the "Lenders"), BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA and CANADIAN IMPERIAL BANK OF COMMERCE, as co-syndication agents (each in such capacity, a "Co-Agent") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Co-Agents and the Agent are parties to that certain Tranche B Credit Agreement dated as of December 19, 1997 (as amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have requested that the Agent, the Co-Agents and the Lenders agree to amend the terms of the Credit Agreement to provide that the Termination Date be extended, certain existing fees be increased and certain new fees be added; and

         WHEREAS, the Agent, the Co-Agents and the Lenders have agreed to such amendment of the Credit Agreement on the terms and subject to the conditions contained in this First Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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                                    AGREEMENT

I. AMENDMENTS

         1.1 Section 1.1 of the Credit Agreement shall be amended by the addition of the following definition, inserted in appropriate alphabetical order:

                  "Additive Usage Fee" has the meaning given to such term in
                  Section 3.4(e).

         1.2 The table in the definition of Applicable Percentage set forth in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:

                                                             Applicable        Applicable Percentage
                                                           Percentage for          for Committed        Applicable
                                                         Committed Revolving      Revolving Loans     Percentage for
 Pricing       Leverage            Unsecured Senior      Loans Consisting of    Consisting of Base      Commitment
  Level         Ratio                Debt Rating           Eurodollar Loans          Rate Loans             Fee
  -----         -----                -----------           ----------------          ----------             ---

    I   Less than 1.25 to 1.0   Greater than A- or A3           .19%                    0.0%                .085%

   II   Equal to or greater     Greater than or equal           .25%                    0.0%                 .10%
        than 1.25 to 1.0 but    to BBB+ or Baa1 but
        less than 1.75 to 1.0   less than or equal to
                                A- or A3

   III  Equal to or greater     Greater than or equal           .27%                    0.0%                 .13%
        than 1.75 to 1.0 but    to BBB or Baa2 but
        less than 2.25 to 1.0   less than BBB+ or
                                Baal

   IV   Equal to or greater    Greater than or equal           .325%                    0.0%                 .15%
        than 2.25 to 1.0 but   to BBB- or Baa3 but
        less than 2.75 to 1.0  less than BBB or Baa2

   V    Equal to or greater    Less than BBB- or                .45%                    0.0%                 .20%
        than 2.75 to 1.0       Baa3

         1.3 Section 3.4 of the Credit Agreement is hereby amended by the addition of the following subsection:

                  (e) Additive Usage Fees. If the Average Outstanding Loans (as defined below) for any Utilization Period (as defined below) is greater than or equal to twenty-five percent (25%) of the average of the daily Aggregate Commitments (as defined below) for such Utilization Period, then the Borrowers shall pay to the Agent for the ratable benefit of the Lenders an additive usage fee (the "Additive Usage Fee") calculated as provided below, for such Utilization Period. The Additive Usage Fee shall be payable in arrears on the 15th day following the last day of such Utilization Period. The Additive Usage Fee for any Utilization Period shall be equal to the following amounts for each day in such Utilization Period:



                                        2
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                           (i) if the Average Outstanding Loans for such
                  Utilization Period is greater than or equal to twenty-five percent (25%), but less than fifty percent (50%) of the average of the daily Aggregate Commitments for such Utilization Period, ten basis points (.10%) per annum multiplied by the actual principal balance of the Committed Revolving Loans outstanding under this Agreement at the end of such day;

                          (ii) if the Average Outstanding Loans for such
                 Utilization Period is greater than or equal to fifty percent (50%), but less than seventy-five percent (75%) of the average of the daily Aggregate Commitments for such Utilization Period, twenty basis points (.20%) per annum multiplied by the actual principal balance of the Committed Revolving Loans outstanding under this Agreement at the end of such day; or

                          (iii) if the Average Outstanding Loans for such
                 Utilization Period is greater than or equal to seventy-five percent (75%) of the average of the daily Aggregate Commitments for such Utilization Period, thirty basis points (.30%) per annum multiplied by the actual principal balance of the Committed Revolving Loans outstanding under this Agreement at the end of such day.

                  The Additive Usage Fee for any Utilization Period shall be allocated among the Lenders in accordance with the amount of their respective Committed Revolving Loans outstanding under this Agreement during such Utilization Period. For purposes hereof, (A) "Average Outstanding Loans" for any Utilization Period means the sum of the aggregate principal amount of Committed Revolving Loans outstanding under this Agreement as of the end of each day during such Utilization Period, divided by the number of days in such Utilization Period; (B) "Aggregate Commitment" for any Utilization Period means the aggregate amount of the Revolving Commitment; and (C) "Utilization Period" means each calendar quarter, except that the initial Utilization Period shall commence on December 18, 1998 and end on December 31, 1998 and the final Utilization Period shall end on the Termination Date.

II. CONDITIONS PRECEDENT

         2.1 The effectiveness of this First Amendment is subject to the satisfaction of each of the following conditions:

                  (a) The Agent shall have received (i) copies of this First Amendment duly executed by the Credit Parties and all of the Lenders or
         (ii) copies of this First Amendment executed by the Credit Parties and all of the Lenders which are not Disapproving Lenders, provided the Borrowers have either replaced or terminated the Commitments and repaid all outstanding Loans of each Disapproving Lender in accordance with the terms of Section 2.1(a) of the Credit Agreement;

                  (b) The Agent shall have received copies of resolutions of the Board of Directors of each Credit Party approving and adopting this First Amendment, approving the transactions contemplated herein and authorizing the execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in full force and effect as of the date hereof;

                  (c) The Agent shall have received for the benefit of the Lenders executing this First Amendment an extension fee of 7.5 basis points (.075%) multiplied by the aggregate amount of the Commitments as of the date hereof; and

                  (d) The Agent shall have received legal opinions relating to this First Amendment in form and substance satisfactory to the Agent.

III. MISCELLANEOUS

         3.1 The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         3.2 Each of the Credit Parties represents and warrants as follows:

                  (a) It has the corporate power and authority to execute and deliver this First Amendment and to perform its obligations hereunder, and it has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) It has duly executed and delivered this First Amendment and this First Amendment constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this First Amendment.

                  (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct on and as of the date hereof and after giving effect to the amendments contained herein.

                  (e) No Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.


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         3.3 By executing this First Amendment, each Lender hereby agrees to the extension of the Termination Date for an additional 364 days as provided in
Section 2.1(a) of the Credit Agreement. The new Termination Date shall be December 17, 1999. Further, by executing this First Amendment, each Lender hereby consents to the termination of the Commitment and repayment of the Loans of any Disapproving Lender.

         3.4 This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

         3.5 THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                     [remainder of page intentionally blank]


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.


BORROWERS:
                                    PROMUS HOTELS, INC.,
                                    a Delaware corporation

                                    By: /s/ Carol G. Champion
                                        ----------------------------------------
                                            Carol G. Champion
                                    Title:  Vice President
                                            ------------------------------------


                                    DOUBLETREE CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Carol G. Champion
                                        ----------------------------------------
                                            Carol G. Champion
                                    Title:  Vice President
                                            ------------------------------------


GUARANTORS:                         PROMUS HOTEL CORPORATION
                                    (f/k/a Parent Holding Corp.),
                                    a Delaware corporation

                                    By: /s/ Carol G. Champion
                                        ----------------------------------------
                                            Carol G. Champion
                                    Title:  Vice President
                                            ------------------------------------


                                    PROMUS OPERATING COMPANY, INC.
                                    (f/k/a Promus Acquisition Corp. f/k/a
                                    Promus Hotel Corporation),
                                    a Delaware corporation

                                    By: /s/ Carol G. Champion
                                        ----------------------------------------
                                            Carol G. Champion
                                    Title:  Vice President
                                            ------------------------------------



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LENDERS:

                                    NATIONSBANK, N.A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent

                                    By: /s/
                                        ----------------------------------------
                                    Title: SVP
                                           -------------------------------------


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                                    THE BANK OF NOVA SCOTIA,
                                    individually in its capacity as a
                                    Lender and in its capacity as a Co-Agent

                                    By: /s/
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

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                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    individually in its capacity as a
                                    Lender and in its capacity as a Co-Agent

                                    By: /s/ Paul J. Chakmak
                                        ----------------------------------------
                                            Paul J. Chakmak
                                    Title:  Managing Director
                                            ------------------------------------
                                            CIBC Oppenheimer Corp., AS AGENT

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                                    THE BANK OF NEW YORK

                                    By: /s/ Ann Marie Hughes
                                        ----------------------------------------
                                            Ann Marie Hughes
                                    Title:  Vice President
                                            ------------------------------------

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                                    THE CHASE MANHATTAN BANK

                                    By: /s/ Charles E. Hoagland
                                        ----------------------------------------
                                            Charles E. Hoagland
                                    Title:  Vice President
                                            ------------------------------------


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                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ Andrea Griffis
                                        ----------------------------------------
                                            Andrea Griffis
                                    Title:  Vice President
                                            ------------------------------------


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                                    FIRST UNION NATIONAL BANK

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


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                                    SOCIETE GENERALE, SOUTHWEST AGENCY

                                    By: /s/ Huvishka Ali
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------


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                                    WACHOVIA BANK, N.A.

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                    NEW YORK BRANCH

                                    By:  /s/
                                         ---------------------------------------
                                    Title:   Vice President

                                    By: /s/ Anthony J. Alessandro
                                        ----------------------------------------
                                            Anthony J. Alessandro
                                    Title:  Associate
                                            ------------------------------------


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                                    SUNTRUST BANK, NASHVILLE, N.A.

                                    By: /s/ Bryan W. Ford
                                        ----------------------------------------
                                            Bryan W. Ford
                                    Title:  Vice President
                                            ------------------------------------



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                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                    CAYMAN ISLANDS BRANCH

                                    By: /s/ Kurt A. Morris
                                        ----------------------------------------
                                            Kurt A. Morris
                                    Title:  Vice President
                                            ------------------------------------


                                    By: /s/
                                        ----------------------------------------
                                    Title: Assistant Treasurer
                                           -------------------------------------


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                                    FIRST AMERICAN NATIONAL BANK


                                    By: /s/ Elizabeth H. Vaughn
                                        ----------------------------------------
                                            Elizabeth H. Vaughn
                                    Title:  Senior Vice President
                                           -------------------------------------


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                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By: /s/
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

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                                    KBC BANK N.V. (f/k/a Kredietbank N.V.,
                                    Grand Cayman Branch)


                                    By: /s/ Robert Snauffer
                                        ----------------------------------------
                                            Robert Snauffer
                                    Title:  First Vice President
                                            ------------------------------------


                                    By: /s/ Raymond F. Murray
                                        ----------------------------------------
                                            Raymond F. Murray
                                    Title:  Vice President
                                            ------------------------------------

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                                    WELLS FARGO BANK, N.A.


                                    By: /s/ Frieda Youlios
                                        ----------------------------------------
                                            Frieda Youlios
                                    Title:  Vice President
                                            ------------------------------------


                                    By: /s/ Edith R. Lim
                                        ----------------------------------------
                                            Edith R. Lim
                                    Title:  Vice President
                                            ------------------------------------
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                                    THE FIFTH THIRD BANK

                                    By: /s/
                                        ----------------------------------------
                                    Title: National Lending Officer
                                           -------------------------------------